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                                 EXHIBIT 10(14)

                  AMENDMENT NO. ONE TO EMPLOYMENT AGREEMENT
                  -----------------------------------------

     This Amendment No. One to Employment Agreement ("Amendment No. One") is entered into as of the 27th day of March, 2002, between AZZ incorporated, a Texas corporation, (the "Company") and David H. Dingus, President and Chief Executive Officer of the Company ("Employee").

     WHEREAS, the Company and Employee entered into an Employment Agreement (the "Employment Agreement") effective March 1, 2001; and

     WHEREAS, the Company and the Employee entered into a Change in Control Agreement (the "Change in Control Agreement) effective on or about December 18, 2001; and

     WHEREAS, the Company and the Employee desire to amend the Employment Agreement in order to eliminate payments to the Employee under both the Employment Agreement and the Change in Control Agreement in the event of a change in control of the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements between the Company and the Employee regarding his future employment with the Company, it is agreed as follows:

     1. The following sentence shall be added to Section 6(c) of the Employment Agreement. "This Employment Agreement shall terminate upon the occurrence of a change in control as defined in the Change in Control Agreement, and Employee shall not be entitled to the severance pay provided by Section 6(b)(i) or
Section 6(b)(ii) of this Employment Agreement."

     2. Except as amended by this Amendment No. One, all of the terms and provisions of the Employment Agreement are ratified, confirmed and approved.

     EXECUTED this the 13 day of May, 2002.

                                     AZZ incorporated


                                     By  /s/ DANA L. PERRY
                                       _______________________________________
                                         Dana L. Perry, Its Vice President and
                                         Chief Financial Officer


                                       /s/ DAVID H. DINGUS
                                     _________________________________________
                                     David H. Dingus